UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2008

SUN BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-20957	52-1382541
(State or other jurisdiction	(SEC Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No)

226 Landis Avenue, Vineland, New Jersey		08360
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(856) 691 - 7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SUN BANCORP, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, Mr. Thomas X. Geisel was appointed as president and chief executive officer of the Registrant as well as Sun National Bank, the Registrant’s principal subsidiary, effective January 7, 2008.  On January 22, 2008, the Registrant’s Board of Directors appointed Mr. Geisel to a newly created seat on the Registrant’s Board.  Mr. Geisel was also appointed as a director of Sun National Bank.  Mr. Geisel will serve on the Executive Committee of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUN BANCORP, INC.

Date: January 24, 2008	/s/ Dan A. Chila
Dan A. Chila
Executive Vice President and Chief Financial Officer